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                                                                   EXHIBIT 10.26



                         Ribi ImmunoChem Research, Inc.
                        1996 Directors' Stock Option Plan


     1.   Establishment and Purpose.

     (a) There is hereby adopted by the Company, the Ribi ImmunoChem Research, Inc. 1996 Directors' Stock Option Plan. The Plan is intended to provide a means whereby eligible members of the Board may be given an opportunity to purchase shares of Stock pursuant to options which are not intended to qualify as incentive stock options under Section 422 of the Code.

     (b) The purpose of the Plan is to enable the Company to attract the best available individuals to serve as members of the Board, to provide additional performance incentives to such individuals while serving as directors, and to encourage their continued service on the Board.

     2.   Definitions.

     As used herein, the following definitions shall apply:

     (a) "Affiliate" shall mean any parent or subsidiary corporations of the Company, as defined in Sections 424(e) and (f) of the Code (but substituting "the Company" for "employer corporation"), including parents or subsidiaries of the Company that become such after adoption of the Plan.

     (b) "Board" shall mean the Board of Directors of the Company.

     (c) "Code" shall mean the Internal Revenue Code of 1986, as amended.

     (d) "Company" shall mean Ribi ImmunoChem Research, Inc., a Delaware corporation.

     (e) "Director" shall mean a member of the Board.

     (f) "Employee" shall mean any person, including officers and Directors, who is an employee of the Company, or any Affiliate of the Company, for purposes of tax withholding under the Code. The payment of a director's fee by the Company shall not be sufficient to constitute "employment" by the Company.

     (g) "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended.

     (h) "Fair Market Value" means, as of any date, the value of the Stock determined as follows:

          (i) Where there exists a public market for the Stock, the Fair Market Value shall be the closing sales price for a share of Stock for the trading day

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on which the options are granted ("Grant Date") (or, if no sales were reported on that date, on the last trading date on which sales were reported) on the NASDAQ National Market or the principal securities exchange on which the Stock is listed for trading, whichever is applicable, as reported in The Wall Street Journal or such other source as the Board deems reliable; or

          (ii) In the absence of an established market of the type described in
(i), above, for the Stock, the Fair Market Value thereof shall be determined in good faith by the Board, and such determination shall be conclusive and binding on all persons.

     (i) "Option" shall mean an option to purchase shares of Stock granted pursuant to the Plan.

     (j) "Optionee" shall mean an Outside Director who receives an Option.

     (k) "Outside Director" shall mean a Director who is not an Employee.

     (l) "Plan" shall mean the Ribi ImmunoChem Research, Inc. 1996 Directors' Stock Option Plan.

     (m) "Rule 16b-3" shall mean Rule 16b-3 promulgated under the Exchange Act or any successor thereto.

     (n) "Securities Act" shall mean the Securities Act of 1933, as amended.

     (o) "Stock" shall mean the Common Stock, par value $.001 per share, of the Company.

     3. Stock Subject to the Plan.

     Subject to the provisions of Section 13 of the Plan, the maximum number of shares of Stock which may be made subject to Options and sold under the Plan is two hundred ten thousand (210,000) shares of Stock. If an Option expires or becomes unexercisable for any reason and has not been exercised in full, the Stock subject to such Option shall be available for future grant under the Plan. If Stock which was acquired upon exercise of an Option is subsequently repurchased by the Company, such Stock shall not be available for future grant under the Plan.

     4. Administration of the Plan.

     (a) The Plan is intended to be self-executing pursuant to the terms hereof, however, any questions concerning the interpretation or execution of the Plan or grants hereunder shall be decided by the Board. All decisions, determinations and interpretations of the Board shall be final and binding on all holders of any Options granted under the Plan.

     (b) Subject to the provisions and restrictions of the Plan, the Board



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shall have the authority to authorize any person to execute on behalf of the
Company any agreements or other documents in connection with grants of Options under the Plan and to make all other determinations deemed necessary or advisable for the implementation of the Plan.

     5.   Option Grants.

     (a) All grants of Options hereunder shall be automatic and nondiscretionary and shall be made strictly in accordance with the provisions of this Section 5. No person shall have any discretion to select which Outside Directors shall be granted Options or to determine the number of shares of Stock to be covered by Options granted to Outside Directors, the timing of such Option grants or the exercise price thereof.

     (b) An Option to purchase thirty thousand (30,000) shares of Stock shall be granted ("Initial Grant") to each Outside Director, such Initial Grant to be made (i) to the then-existing Outside Directors upon approval of the Plan by the Board ("Approval Date") and (ii) to other Outside Directors elected or appointed to the Board after the Approval Date upon the date each such Outside Director first becomes an Outside Director following the Approval Date. In addition, immediately following each annual meeting of the Company's stockholders, each Outside Director who continues as an Outside Director following such annual meeting shall be granted an Option to purchase five hundred (500) shares of Stock ("Subsequent Grant"). Each such Subsequent Grant shall be made as of the date of the annual stockholders' meeting in question.

     (c)  Limitations.

          (i) Notwithstanding the provisions of Section 5(b), above, in the event that a sufficient number of shares of Stock is not available under the Plan, the remaining shares shall be prorated based upon the number of shares each Outside Director was entitled to receive under the Plan. Any further grants of Options shall then be deferred until such time that additional shares become available for grant under the Plan. The Board shall have the authority at any time to make additional shares available for grant under the Plan, subject to obtaining stockholder approval of such increase to the extent required under Section 14(a), below.

          (ii) Notwithstanding the provisions of Sections 5(b), above, any grant of an Option made before the Company has obtained stockholder approval of the Plan and any grant of an Option made after amendment of the Plan where such amendment of the Plan requires stockholder approval under Section 14(a), below, shall be conditioned upon obtaining such stockholder approval.

     6. Terms and Conditions of Options.

     (a) Each Option granted pursuant to the Plan shall be evidenced by a



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written stock option agreement in the form attached hereto as Exhibit A
("Directors' NonQualified Stock Option Agreement") executed by the Company and the Outside Director.

     (b) The exercise price per share shall be 100% of the Fair Market Value per share of Stock on the date of grant of the Option, subject to adjustment to the extent provided in Section 13, below.

     (c) Each Initial Grant and Subsequent Grant shall be vested and exercisable as to fifty percent (50%) of the total number of the shares of Stock covered by the Option on the date of grant and the balance shall vest and become exercisable at the rate of twenty-five percent (25%) of the total number of shares of Stock covered by the Option on each anniversary of the date of grant, beginning on the first anniversary of the date of grant such that the Option will be fully vested and exercisable two (2) years after its date of grant; provided, however, that no portion of the Option shall vest on an anniversary of the date of grant if the Outside Director does not continue as an Outside Director immediately following such anniversary.

     (d) The term of each Option shall be ten (10) years from the date of grant, unless a shorter period is required to comply with any applicable law, in which case such shorter period shall apply.

     7.   Eligibility.

     Options may be granted only to Outside Directors. The Plan shall not confer upon any Outside Director any right with respect to continuation of service as a Director or nomination to serve as a Director, nor shall it interfere in any way with any rights that the Director or the Company may have to terminate his or her directorship at any time.

     8.   Term of Plan; Effective Date.

     The Plan shall become effective upon its adoption by the Board. Options may be granted under the Plan at any time on or before the tenth anniversary of the date of adoption of the Plan.

     9.   Payment Upon Exercise.

     Payment of the exercise price upon exercise of any Option shall be made (i) by cash or check; (ii) by delivery on a form prescribed by the Board of an irrevocable direction to a securities broker approved by the Board to sell shares and deliver all or a portion of the proceeds to the Company in payment for the Stock; (iii) with shares of Stock owned by the Optionee; or (iv) any combination of the foregoing.

     10.  Withholding Taxes.



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     No Stock shall be sold under the Plan to any individual until the individual has made arrangements acceptable to the Board for the satisfaction of applicable federal, state, and local income and employment tax withholding obligations.

     11.  Exercise of Option.

     (a) An Option shall be deemed to be exercised when notice of such exercise has been given to the Company in accordance with the terms of the Directors' Nonqualified Stock Option Agreement by the person entitled to exercise the Option and full payment for the Stock has been received by the Company. An Option may not be exercised for a fraction of a share of Stock.

     (b) Notwithstanding the exercise of the Option, until the issuance (as evidenced by the appropriate entry on the books of a duly authorized transfer agent of the Company) of the certificate evidencing such Stock, no right to vote or to receive dividends or to exercise any other rights as a stockholder shall exist with respect to the Stock. A stock certificate for the number of shares of Stock so acquired shall be issued to the Optionee as soon as practicable after exercise of the Option. No adjustment will be made for a dividend or other right if the record date is prior to the date the stock certificate is issued.

     (c) In event of a Change in Control of the Company, all outstanding Options shall become immediately vested and exercisable. For purposes of this subsection, a Change in Control shall be deemed to occur upon:

          (i) the first purchase of Stock pursuant to a tender offer or exchange offer (other than an offer made by the Company) for all or part of the Stock;

          (ii) a third person, including a "group" as defined in Section 13(d)(3) of the Exchange Act, becomes the beneficial owner of Shares of the Company having 25% or more of the total number of votes that may be cast for the election of Directors;

          (iii) on any date on which the persons who were the Directors of the Company ninety (90) days prior to such date no longer constitute a majority of the Board of Directors of the Company or any successor to the Company;

          (iv) approval by the Company's stockholders of a merger or consolidation in which the Company will not survive as an independent publicly owned corporation; or

          (v) approval by the Company's stockholders of the sale or disposition of all or substantially all of the assets of the Company.

     12.  Nontransferability of Options.



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     To the extent required by Rule 16b-3, no Option may be sold, pledged, assigned, hypothecated, transferred, or disposed of in any manner other than by will or by the laws of descent or distribution; provided, that if Rule 16b-3 is amended after the date of the Board's adoption of the Plan to permit broader transferability of Options under Rule 16b-3, the Options granted hereunder shall be transferable to the fullest extent permitted by Rule 16b-3 as so amended. In the event of any Rule 16b-3 permitted transfer of an Option hereunder, the transferee shall be entitled to exercise the Option in the same manner and only to the same extent as the Optionee (or his personal representative or the persons who would have acquired the right to exercise the Option by bequest or intestate succession) would have been entitled to exercise the Option had the Option not been transferred.

     13.  Adjustment Upon Changes in Capitalization.

     In the event that the number of outstanding shares of Stock of the Company is changed by a merger, consolidation, reorganization, recapitalization, reincorporation, stock dividend (in excess of two percent (2%)), stock split, or similar change in the capital structure of the Company without consideration, the number of shares of Stock available under the Plan, the number of shares of Stock deliverable in connection with any Option and the exercise price per share of such Options shall be proportionately adjusted, subject to any required action by the Board or stockholders of the Company and compliance with applicable securities laws; provided, however, that fractional shares shall be rounded to the nearest whole share.

     14. Amendment and Termination of the Plan.

     (a) The Board may amend the Plan from time to time in such respects as the Board may deem advisable; provided, however, that to the extent necessary to comply with Rule 16b-3 under the Exchange Act (or any other applicable law or regulation), the Company shall obtain approval by the Company's stockholders to amend the Plan to the extent and in the manner required by such law or regulation. Notwithstanding the foregoing, the provisions set forth in sections 5 and 6 of the Plan (and any other sections of the Plan that affect the formula award terms required to be specified in the Plan by Rule 16b-3) shall not be amended more than once every six (6) months, other than to comport with changes in the Code, the Employee Retirement Income Security Act of 1974, as amended, or any applicable rules and regulations thereunder.

     (b) The Board, without further approval of the stockholders, may at any time terminate or suspend the Plan. Except as otherwise provided herein, any such termination or suspension of the Plan shall not affect Options already granted hereunder and such Options shall remain in full force and effect as if the Plan had not been terminated or suspended.

     15.  Conditions Upon Issuance of Stock.



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     (a) Stock shall not be issued pursuant to the exercise of an Option unless the exercise of such Option and the issuance and delivery of such Stock pursuant thereto shall comply with all relevant provisions of law, including, without limitation, the Securities Act, the Exchange Act, the rules and regulations promulgated thereunder, state securities laws, and the requirements of any stock exchange upon which the Stock may then be listed, and shall be further subject to the approval of counsel for the Company with respect to such compliance.

     (b) As a condition to the exercise of an Option, the Company may require the person exercising such Option to represent and warrant at the time of any such exercise that the Stock is being purchased only for investment and without any present intention to sell or distribute such Stock, if, in the opinion of counsel for the Company, such a representation is required by any provisions of applicable law.

     (c) Inability of the Company to obtain authority from any regulatory body having jurisdictional authority deemed by the Company's counsel to be necessary for the lawful issuance and sale of any Stock hereunder shall relieve the Company of any liability for failure to issue or sell such Stock.

     16.  Reservation of Stock.

     The Company, during the term of the Plan, will at all times reserve and keep available such number of shares of Stock as shall be sufficient to satisfy the requirements of the Plan.

     17.  Stockholder Approval.

     Continuance of the Plan shall be subject to approval by the stockholders at the next annual stockholder's meeting that occurs after the date the Plan is adopted by the Board. Such shareholder approval shall be obtained in the degree and manner required under applicable state and federal law and the rules of any stock exchange upon which the Stock is listed. In the event that such stockholder approval is not obtained, all Options previously granted hereunder shall terminate.

     18. Additional Restrictions of Rule 16b-3.

     The terms and conditions of Options granted hereunder to persons subject to
Section 16 of the Exchange Act shall comply with the applicable provisions of Rule 16b-3. The Plan and the Options granted hereunder shall be deemed to contain such additional conditions and restrictions as may be required for the Plan to qualify as a "formula plan" under Rule 16b-3, as then applicable to the Company, and to qualify for the maximum exemptions from Section 16 of the Exchange Act with respect to transactions pursuant to the Plan.



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                                    Exhibit A

                         RIBI IMMUNOCHEM RESEARCH, INC.

                 DIRECTORS' NONQUALIFIED STOCK OPTION AGREEMENT

     This agreement (the "Agreement") is made as of __________, 199__ (the "Grant Date") between Ribi ImmunoChem Research, Inc. (the "Company") and ___________________________("Optionee").

                                   WITNESSETH:

     WHEREAS, the Company has adopted the Ribi ImmunoChem Research, Inc. 1996 Directors' Stock Option Plan (the "Plan"), which Plan is incorporated in this Agreement by reference and made a part of it (capitalized terms shall have the meaning ascribed to them in the Plan);

     WHEREAS, the Plan provides for option grants to Outside Directors of the Company;

     NOW, THEREFORE, in consideration of the mutual covenants hereinafter set forth, the parties to this Agreement hereby agree as follows:

     1. OPTION GRANT. The Company hereby grants to Optionee the right and option to purchase from the Company on the terms and conditions hereinafter set forth, all or any part of an aggregate of _______________ (_________) shares of the Common Stock of the Company (the "Stock"). The exercise price of the Stock subject to this option shall be $_________ per share, which price is the per share Fair Market Value as of the Grant Date. This grant is an Initial Grant under the Plan.

     2. OPTION PERIOD. This option shall be exercisable only during the Option Period, and during such Option Period, the exercisability of the option shall be subject to the limitations of paragraph 3 and the vesting provisions of paragraph 4. The Option Period shall commence on the Grant Date and, except as provided in paragraph 3, shall end on the Terminal Date which shall be ten (10) years from the Grant Date.

     3. LIMITS ON OPTION PERIOD. The Option period may end before the Terminal Date, as follows:

     (a) If Optionee ceases to be a Director for any reason other than disability (within the meaning of subparagraph (c), below) or death during the Option Period, the Option Period shall terminate three (3) months after the date Optionee ceases to be a Director or on the Terminal Date, whichever shall first occur, and the option shall be exercisable only to the extent exercisable under paragraph 4 on the date Optionee ceases to be a Director.

     (b) If Optionee dies while serving on the Board or within three (3) months of the date the Optionee ceases to be a Director, the Option Period shall end one (1) year after the date of death or on the Terminal Date, whichever



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shall first occur, and Optionee's executor or administrator or the person or persons to whom Optionee's rights under this option shall pass by will or by the applicable laws of descent and distribution may exercise this option only to the extent exercisable under paragraph 4 on the date of Optionee's death.

     (c) If Optionee ceases to be a Director by reason of disability, as defined below, the Option Period shall end one (1) year after the date Optionee ceases to be a Director or on the Terminal Date, whichever shall first occur, and this option shall be exercisable only to the extent exercisable under paragraph 4 on the date Optionee ceases to be a Director. For purposes of this subparagraph
(c), an individual is disabled if he is unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment which can be expected to result in death or which has lasted or can be expected to last for a continuous period of not less than twelve (12) months. An individual shall not be considered to be disabled unless he furnishes proof of the existence thereof in such form and manner, and at such time, as the Board may require.

     4. VESTING OF RIGHT TO EXERCISE OPTIONS. This option will be vested and exercisable as to fifty percent (50%) of the total number of shares of Stock covered by the option on the Grant Date and the balance shall vest and become exercisable at the rate of twenty-five percent (25%) of the total number of shares of Stock covered by the option on each anniversary of the Grant Date, beginning on the first anniversary of the Grant Date such that the option will be fully vested and exercisable two (2) years after the Grant Date; provided, however, that no portion of the option shall vest on an anniversary of the Grant Date if the Optionee does not continue as a Director immediately following such anniversary. No partial exercise of this option may be for less than five percent (5%) of the total number of shares then available under this option to purchase shares of Stock. In no event shall the Company be required to issue fractional shares. Notwithstanding the foregoing, all options granted under this Agreement shall be subject to the provisions of Subsection 11(c) of the Plan (relating to the acceleration of vesting upon the occurrence of a Change in Control).

     5. METHOD OF EXERCISE. Optionee may exercise the option with respect to all or any part of the shares of Stock then subject to such exercise as follows:

     (a) By giving the Secretary of the Company written notice of such exercise, specifying the number of such shares as to which this option is exercised. Such notice shall be accompanied by an amount equal to the exercise price of such shares, in the form of any one or combination of the following: (1) cash or check; (2) by delivery on a form prescribed by the Board of an irrevocable direction to a securities broker approved by the Board to sell shares of Stock and deliver all or a portion of the proceeds to the Company in payment for the Stock; or (3) with shares of Stock owned by Optionee.

     (b) If required by the Company, Optionee shall give the Company satisfactory assurance in writing, signed by Optionee or Optionee's legal representative, as the case may be, that such shares are being purchased for investment and not with a view to the distribution thereof, provided that such



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assurance shall be deemed inapplicable to (1) any sale of such shares by such
Optionee made in accordance with the terms of a registration statement covering such sale, which has heretofore been (or may hereafter be) filed and become effective under the Securities Act of 1933, as amended, and with respect to which no stop order suspending the effectiveness thereof has been issued, and
(2) any other sale of such shares with respect to which, in the opinion of counsel of the Company, such assurance is not required to be given in order to comply with the provisions of the Securities Act of 1933, as amended.

     (c) As soon as practicable after receipt of the notice required in paragraph 5(a) and satisfaction of the conditions set forth in paragraph 5(b), the Company shall, without transfer or issue tax and without other incidental expense to Optionee, deliver to Optionee at the office of the Company, at 553 Old Corvallis Road, Hamilton, Montana 59840, attention of the Corporate Secretary, or such other place as may be mutually acceptable to the Company and Optionee, a certificate or certificates of such shares of Stock; provided, however, that the time of such delivery may be postponed by the Company for such period as may be required for it with reasonable diligence to comply with applicable registration requirements under the Securities Act of 1933, as amended, the Securities Exchange Act of 1934, as amended, any applicable listing requirements of any securities exchange upon which the Stock may then be listed, and requirements under any other law or regulation applicable to the issuance or transfer of such shares.

     6. CHANGES IN CAPITALIZATION. If there should be any change in a class of Stock subject to this option, through merger, consolidation, reorganization, recapitalization, reincorporation, stock split, stock dividend (in excess of two percent {2%}) or other change in the capital structure of the Company without consideration, the Company shall make appropriate adjustments in order to preserve, but not to increase, the benefits to Optionee including adjustments of the number and kind of shares of such Stock subject to this option and of the price per share. Any adjustment made pursuant to this paragraph 6 as a consequence of a change in the capital structure of the Company shall not entitle Optionee to acquire a number of shares of such Stock of the Company or shares of stock of any successor company greater than the number of shares Optionee would receive if, prior to such change, Optionee had actually held a number of shares of such Stock equal to the number of shares subject to this option; provided, however, that fractional shares shall be rounded to the nearest whole share.

     7. LIMITATIONS ON TRANSFER. To the extent required by Rule 16b-3 of the Securities Exchange Act of 1934, this option shall not be transferable by Optionee other than by operation of law or by will or by the laws of descent or distribution; provided that, if Rule 16b-3 is amended after the Board's adoption of the Plan to permit greater transferability of an option, the option hereunder shall be transferable to the fullest extent provided by Rule 16b-3 as so amended. In the event of any Rule 16b-3 permitted transfer of the option, the transferee shall be entitled to exercise the option in the same manner and only to the same extent as Optionee (or his personal representative or the person who would have acquired the right to exercise the option by bequest or intestate succession) would have been entitled to exercise the option had the option not



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been transferred.

     8. NO STOCKHOLDER RIGHTS. Neither Optionee nor any person entitled to exercise Optionee's rights shall have any of the rights of a stockholder with respect to the shares of Stock subject to this option except to the extent the certificates for such shares shall have been issued upon the exercise of this option.

     9. NOTICE. Any notice required to be given under the terms of this Agreement shall be addressed to the Company in care of its Secretary at the office of the Company at 553 Old Corvallis Road, Hamilton, Montana 59840, and any notice to be given to Optionee shall be addressed to Optionee at the address given by Optionee beneath Optionee's signature to this Agreement, or such other address as either party to this Agreement may hereafter designate in writing to the other. Any such notice shall be deemed to have been duly given when enclosed in a properly sealed envelope addressed as aforesaid, registered or certified and deposited (postage and registration or certification fee prepaid) in a post office or branch post office regularly maintained by the United States.

     10. SUCCESSORS. This Agreement shall be binding upon and insure to the benefit of any successor or successors of the Company. Where the context permits, "Optionee" as used in this Agreement shall include any transferee, Optionee's executor, administrator or other legal representative or the person or persons to whom Optionee's rights pass by will or the applicable laws of descent and distribution.

     11. WITHHOLDING. Optionee agrees to make appropriate arrangements with the Company for satisfaction of any applicable federal, state or local income tax withholding requirements or social security requirements.

     12. APPLICABLE LAW. The interpretation, performance, and enforcement of this Agreement shall be governed by the laws of the State of Montana.



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     IN WITNESS WHEREOF, this Agreement has been executed as of the day and year first written above.

                    Ribi ImmunoChem Research, Inc.
                    a Delaware corporation.


                    By  __________________________
                    Its Chief Executive Officer,
                    President & Chairman



                    ______________________________
                    Optionee
                    Address:

                    ______________________________
                    ______________________________
                    ______________________________



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